MML SERIES INVESTMENT FUND
MML Income & Growth Fund
Supplement dated January 30, 2026 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective as of January 31, 2026, the information for Pranay Laharia found under the heading Portfolio Manager(s) in the section titled Management (on page 40 of the Prospectus)and under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 120 of the Prospectus, is hereby deleted.
Effective February 1, 2026, the following information will supplement the information found under the heading Portfolio Manager(s) in the section titled Management (on page 40 of the Prospectus):
Luis P. Rhi is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2026.
Effective February 1, 2026, the following information will supplement the information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 120 of the Prospectus:
Luis P. Rhi __________________________________________________________________________________
is a portfolio manager of the MML Income & Growth Fund. Mr. Rhi joined Barrow Hanley in 2017 and currently serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Rhi worked at BNY Mellon where he served as a senior equity analyst and sector portfolio manager.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-13
IG-25-01

MML SERIES INVESTMENT FUND
MML Income & Growth Fund
Supplement dated January 30, 2026 to the
Statement of Additional Information dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective February 1, 2026, the following information replaces similar information for the MML Income & Growth Fund (the “Fund”) found under Barrow, Hanley, Mewhinney & Strauss, LLC on page B-238 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of MML Income & Growth are Mark Giambrone, Brad Kinkelaar, Michael B. Nayfa, Terry L. Pelzel, Luis P. Rhi, and Brian F. Quinn.
Effective February 1, 2026, the following information supplements the information for the Fund found on page B-238 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:

	Number of Accounts Managed[1]	Total Assets[1]	Number of Accounts Managed for which Advisory Fee is Performance-Based[1]	Total Assets[1]
Luis P. Rhi
Registered investment companies[2]	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

[1]	The information provided is as of December 31, 2025.
[2]	Does not include MML Income & Growth.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLSAI-25-06